Exhibit 99.1

June 2025

Monthly Update

IREN

- ☑ Record monthly revenue and hardware profit[3]
- ☑ 50 EH/s mid-year target achieved
- ☑ AI Cloud expanded with ~2.4k Blackwell GPUs
- ☑ $550m convertible notes offering oversubscribed
- ☑ US domestic issuer status transition complete
- ☑ Customer and financing workstreams progressing across AI verticals

810MW
Data Center Capacity

50EH/s
Installed Hashrate

4.3k
NVIDIA GPUs

$68m
Total Revenue

$16m
Total Net Electricity Costs[1]

$51m
Total Hardware Profit[3]

June 2025 Monthly Update 810MW Data Center Capacity SYDNEY, July 7, 2025 (GLOBE NEWSWIRE) -- IREN Limited (NASDAQ: IREN) (together with its subsidiaries, “IREN” or “the Company”), today published its monthly update for June 2025. 50EH/s Installed Hashrate R Record monthly revenue and hardware profit3 R 50 EH/s mid-year target achieved R AI Cloud expanded with ~2.4k Blackwell GPUs R $550m convertible notes offering oversubscribed  R US domestic issuer status transition complete R Customer and financing workstreams progressing across AI verticals 4.3k NVIDIA GPUs $68m Total Revenue $16m Total Net Electricity Costs1 $51m Total Hardware Profit3 Key Metrics Jun 25 May 25 Bitcoin Mining Average operating hashrate 41.1 EH/s 38.4 EH/s Bitcoin mined4620 BTC 627 BTC Revenue per Bitcoin mined $105,730 $103,345 Net electricity cost per Bitcoin mined2 ($26,259) ($27,033) Revenue $65.5m $64.7m Net electricity costs1 ($16.3m) ($16.9m) Hardware profit3 $49.2m $47.8m Hardware profit margin5 75% 74% AI Cloud Services Revenue $2.2m $2.2m Net electricity costs1 ($0.03m) ($0.03m) Hardware profit3 $2.1m$2.1m Hardware profit margin5 98% 98%

Management Commentary

“The past month has marked several significant milestones for IREN. We delivered another month of record revenues, executed an oversubscribed convertible note offering, reached our self-mining target of 50 EH/s, transitioned to U.S. domestic issuer status, and more than doubled our AI Cloud business with the procurement of next-generation NVIDIA Blackwell GPUs,” said Daniel Roberts, Co-Founder and Co-CEO.

“With nearly 3GW of grid-connected power and deep infrastructure expertise, we’re uniquely positioned to deliver flexible solutions across the AI stack, including powered shells, build-to-suit facilities, turnkey colocation, and fully managed cloud services. IREN is at the forefront of two transformative technologies, Bitcoin and AI, owning and operating the compute infrastructure that powers both.”

Technical Commentary

Bitcoin Mining

•	Record monthly revenues – driven by higher Bitcoin prices that more than offset the decline in Bitcoin production due to the shorter month
•
Maintaining strong and resilient margins – underpinned by best-in-class efficiency (15 J/TH), low net electricity costs and energy market intelligence & algorithms (3.0c/kWh Childress net electricity cost in June)[1]

•
50 EH/s installed – reached target self-mining capacity by month end, with further expansion paused to prioritize continued build-out of AI verticals ($827m illustrative annualized hardware profit at 50 EH/s)[6]

AI Cloud Services

•
Hopper GPUs near full utilization – supporting diverse customer mix on contract terms ranging from on-demand to 3 years, including through white-labelled compute with leading US AI cloud providers (generating annualized run-rate revenue of $28 million)[7]

•	Blackwell GPUs procured– 1.3k B200s & 1.1k B300s to be installed at Prince George over the coming months, lifting total fleet to 4.3k NVIDIA GPUs and unlocking next-gen training and inference at scale

AI Data Centers

•
Customer workstreams progressing – continued engagement across a range of structures such as powered shells, build-to-suit and turnkey colocation across our portfolio, including Childress and Sweetwater

•	Procurement ongoing – continuing to secure long-lead equipment to enable rapid expansion of liquid cooled capacity at Childress beyond the initial 50MW Horizon 1 deployment

Events

•	BTC '25 | Building Data Centers With Bitcoin Mining & AI In Mind
Replay available here

•	Q3 FY25 Results Webcast
Replay available here

•	RAISE Summit
Paris, July 8-9, 2025

•	Canaccord Annual Growth Conference
Boston, August 12-13, 2025

Kent Draper, CCO, presenting at BTC Vegas (May 2025)

Project Update

Childress Phases 5 & 4 (June 2025)

Horizon 1 Concrete Pour (June 2025)
•	650MW total operating data centers, with Phase 5 (150MW) now complete
•	Horizon 1 (up to 50MW IT load) on track for Q4 2025 delivery, with foundations underway and long lead equipment continuing to arrive in line with initial expectations
•	Planning and site works underway for Horizon 2 and beyond

Sweetwater 1 (1.4GW)

•	General site-works continuing and substation civil works complete
•	Targeting energization April 2026

Sweetwater 2 (600MW)

•	Design work complete for a direct fiber loop connecting Sweetwater 1 & 2
•	Procurement of long lead high voltage equipment underway
•	Targeting energization late 2027

Childress (750MW)

Childress Project Status Phase 5 (150MW) Phase 4 (150MW) Phase 1 (100MW) Phase 2 (100MW) Phase 3 (150MW) Primary Substation 5 Primary Substation 4 Primary Substation 1 Primary Substation 2 Primary Substation 3 Horizon 1 (50MW) Primary Substation 6 Bulk Substation Utility Substation Status Energized Electrical Structural Foundations Earthworks

Site Overview

Mackenzie, BC

80MW

- Operating | 5.2 EH/s

Prince George, BC

50MW

- Operating | 3.1 EH/s

Canal Flats, BC

30MW

- Operating | 1.6 EH/s

Childress, TX

750MW

Sweetwater 1, TX

1,400MW

- Connection Underway
  Energization Apr 2026

Sweetwater 2, TX

600MW

- Connection Underway
  Energization Late 2027

Canada
USA
Grid-Connected
Power Secured
810MW
Operating
2,100MW
Under Construction / Power secured
>1,000MW
Development Pipeline
Data Center Growth (MW)
Sweetwater 2 (Energization)
Sweetwater 1 (Energization)
Childress (Construction)
Childress (Operating)
Prince George
Mackenzie
Canal Flats
30MW
39MW
130MW
180MW
180MW
260MW
510MW
810MW
885MW
2,310MW
2,910MW
IPO
H1 '22
H2 '22
H1 '23
H2 '23
H1 '24
H2 '24
H1 '25
H2 '25
H1 '26
H2 '27

Site Overview Mackenzie, BC 80MW Operating | 5.2 EH/s  Prince George, BC 50MW Operating | 3.1 EH/s Canal Flats, BC 30MW Operating | 1.6 EH/s Childress, TX 750MW Operating (650MW) | 40.1 EH/s Under Construction H2 2025 (50MW  IT Load) Sweetwater 1, TX 1,400MW  Connection Underway Energization Apr 2026 Sweetwater 2, TX 600MW Connection Underway Energization Late 2027 Canada Grid-Connected Power Secured USA 810MW Operating 2,100MW Under Construction / Power secured >1,000MW Development Pipeline Data Center Growth (MW) 30MW 39MW 130MW 180MW 180MW 260MW 510MW 810MW 885MW 2,310MW 2,910MW Assumptions and Notes

Assumptions and Notes

1.
Total net electricity costs are presented on a net basis and calculated as GAAP electricity charges, demand response program revenue and demand response fees. Figures are based on current internal estimates and exclude Renewable Energy Certificate (“REC”) purchases.

2.	Net electricity costs per Bitcoin mined is calculated as Net electricity costs for Bitcoin mining divided by Bitcoin mined.
3.
Hardware profit is calculated as revenue less net electricity costs. Hardware profit is a non-GAAP financial measure and is provided in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. Refer to the Forward-Looking Statements disclaimer.

4.	Bitcoin and Bitcoin mined in this investor update are presented in accordance with our revenue recognition policy which is determined on a Bitcoin received basis (post deduction of mining pool fees).
5.
Hardware profit margin for Bitcoin Mining and AI Cloud Services is calculated as revenue less net electricity costs, divided by revenue (for each respective revenue stream) and excludes all other costs.

6.
Illustrative Annualized Hardware Profit = illustrative annualized mining revenue less assumed net electricity costs.  Source: CoinWarz Bitcoin Mining Calculator. Illustrative calculations and inputs assume hardware operates at 100% uptime, 3.5c/kWh net electricity costs, 3.125 BTC block reward, 0.1 BTC transaction fees, 0.16% pool fees, 765MW power consumption, $105k Bitcoin price, 50 EH/s operating hashrate and 837 EH/s network hashrate. Illustrative Annualized Hardware Profit is for illustrative purposes only and should not be considered projections of IREN’s operating performance. Inputs are based on assumptions, including historical information, which are likely to be different in the future and users should input their own assumptions. There is no assurance that any illustrative outputs will be achieved within the timeframes presented or at all, or that mining hardware will operate at 100% uptime. The above should be read strictly in conjunction with the forward-looking statements disclaimer in this press release.

7.	AI Cloud Services annualized run-rate revenue for utilized GPUs as of June 30, 2025.

Reconciliation of Non-GAAP metrics

	Units	Jun 25	May 25
Electricity charges	$’m	(17.5)	(17.1)
Add/(deduct) the following:
Demand response program revenue	$’m	1.2	0.2
Demand response program fees	$’m	(0.1)	(0.0)
Total net electricity costs[1]	$'m	(16.3)	(17.0)
Net electricity costs – Bitcoin mining	$’m	(16.3)	(16.9)
Total Bitcoin mined	#	620	627
Net electricity costs per Bitcoin mined[2]		$(26,259)	(27,033)

Bitcoin mining revenue	$’m	65.5	64.7
Add/(deduct) the following:
Net electricity costs – Bitcoin mining[1]	$’m	(16.3)	(16.9)
Bitcoin mining Hardware Profit[3]	$'m	49.2	47.8
Bitcoin mining Hardware Profit Margin[5]	%	75%	74%

AI Cloud Services revenue	$’m	2.2	2.2
Add/(deduct) the following:
Net electricity costs – AI Cloud Services[1]	$’m	(0.03)	(0.03)
Al Cloud Services Hardware Profit[3]	$'m	2.1	2.1
Al Cloud Services Hardware Profit Margin[5]	%	98%	98%

Total Hardware Profit[3]	$'m	51	50

Contacts

To keep updated on IREN’s news releases and SEC filings, please subscribe to email alerts at
https://iren.com/investor/ir-resources/email-alerts.

Media Megan Boles Aircover Communications +1 562 537 7131 megan.boles@aircoverpr.com Jon Snowball Sodali & Co +61 477 946 068 +61 423 136 761 Investors Mike Power IREN mike.power@iren.com

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or IREN’s future financial or operating performance. For example, forward-looking statements include but are not limited to the Company’s business strategy, expected operational and financial results, and expected increase in power capacity and hashrate. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “may,” “can,” “should,” “could,” “might,” “plan,” “possible,” “project,” “strive,” “budget,” “forecast,” “expect,” “intend,” “target”, “will,” “estimate,” “predict,” “potential,” “continue,” “scheduled” or the negatives of these terms or variations of them or similar terminology, but the absence of these words does not mean that statement is not forward-looking. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking.

These forward-looking statements are based on management’s current expectations and beliefs. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause IREN’s actual results, performance or achievements to be materially different from any future results performance or achievements expressed or implied by the forward looking statements, including, but not limited to: Bitcoin price and foreign currency exchange rate fluctuations; IREN’s ability to obtain additional capital on commercially reasonable terms and in a timely manner to meet its capital needs and facilitate its expansion plans; the terms of any future financing or any refinancing, restructuring or modification to the terms of any future financing, which could require IREN to comply with onerous covenants or restrictions, and its ability to service its debt obligations, any of which could restrict its business operations and adversely impact its financial condition, cash flows and results of operations; IREN’s ability to successfully execute on its growth strategies and operating plans, including its ability to continue to develop its existing data center sites, design and deploy direct-to-chip liquid cooling systems, and diversify and expand into the market for high performance computing (“HPC”) solutions (including the market for cloud services (“AI Cloud Services”) and potential colocation services; IREN’s limited experience with respect to new markets it has entered or may seek to enter, including the market for HPC solutions (including AI Cloud Services and potential colocation services); expectations with respect to the ongoing profitability, viability, operability, security, popularity and public perceptions of the Bitcoin network; expectations with respect to the profitability, viability, operability, security, popularity and public perceptions of any current and future HPC solutions (including AI Cloud Services and potential colocation services) that IREN offers; IREN’s ability to secure and retain customers on commercially reasonable terms or at all, particularly as it relates to its strategy to expand into markets for HPC solutions (including AI Cloud Services and potential colocation services); IREN’s ability to manage counterparty risk (including credit risk) associated with any current or future customers, including customers of its HPC solutions (including AI Cloud Services and potential colocation services) and other counterparties; the risk that any current or future customers, including customers of its HPC solutions (including AI Cloud Services and potential colocation services), or other counterparties may terminate, default on or underperform their contractual obligations; Bitcoin global hashrate fluctuations; IREN’s ability to secure renewable energy, renewable energy certificates, power capacity, facilities and sites on commercially reasonable terms or at all; delays associated with, or failure to obtain or complete, permitting approvals, grid connections and other development activities customary for greenfield or brownfield infrastructure projects; IREN’s reliance on power and utilities providers, third party mining pools, exchanges, banks, insurance providers and its ability to maintain relationships with such parties; expectations regarding availability and pricing of electricity; IREN’s participation and ability to successfully participate in demand response products and services and other load management programs run, operated or offered by electricity network operators, regulators or electricity market operators; the availability, reliability and/or cost of electricity supply, hardware and electrical and data center infrastructure, including with respect to any electricity outages and any laws and regulations that may restrict the electricity supply available to IREN; any variance between the actual operating performance of IREN’s miner hardware achieved compared to the nameplate performance including hashrate; IREN’s ability to curtail its electricity consumption and/or monetize electricity depending on market conditions, including changes in Bitcoin mining economics and prevailing electricity prices; actions undertaken by electricity network and market operators, regulators, governments or communities in the regions in which IREN operates; the availability, suitability, reliability and cost of internet connections at IREN’s facilities; IREN’s ability to secure additional hardware, including hardware for Bitcoin mining and any current or future HPC solutions (including AI Cloud Services and potential colocation services) it offers, on commercially reasonable terms or at all, and any delays or reductions in the supply of such hardware or increases in the cost of procuring such hardware; expectations with respect to the useful life and obsolescence of hardware (including hardware for Bitcoin mining and any current or future HPC solutions (including AI Cloud Services and potential colocation services) IREN offers); delays, increases in costs or reductions in the supply of equipment used in IREN’s operations including as a result of tariffs and duties, and certain equipment being in high demand due to global supply chain constraints; changing political and geopolitical conditions, including changing international trade policies and the implementation of wide-ranging, reciprocal and retaliatory tariffs and trade restrictions; IREN’s ability to operate in an evolving regulatory environment; IREN’s ability to successfully operate and maintain its property and infrastructure; reliability and performance of IREN’s infrastructure compared to expectations; malicious attacks on IREN’s property, infrastructure or IT systems; IREN’s ability to maintain in good standing the operating and other permits and licenses required for its operations and business; IREN’s ability to obtain, maintain, protect and enforce its intellectual property rights and confidential information; any intellectual property infringement and product liability claims; whether the secular trends IREN expects to drive growth in its business materialize to the degree it expects them to, or at all; any pending or future acquisitions, dispositions, joint ventures or other strategic transactions; the occurrence of any environmental, health and safety incidents at IREN’s sites, and any material costs relating to environmental, health and safety requirements or liabilities; damage to IREN’s property and infrastructure and the risk that any insurance IREN maintains may not fully cover all potential exposures; ongoing proceedings relating to the default by two of the Company’s wholly-owned special purpose vehicles under limited recourse equipment financing facilities; ongoing securities litigation relating in part to the default, and any future litigation, claims and/or regulatory investigations, and the costs, expenses, use of resources, diversion of management time and efforts, liability and damages that may result therefrom; IREN's failure to comply with any laws including the anti-corruption laws of the United States and various international jurisdictions; any failure of IREN's compliance and risk management methods; any laws, regulations and ethical standards that may relate to IREN’s business, including those that relate to Bitcoin and the Bitcoin mining industry and those that relate to any other services it offers, including laws and regulations related to data privacy, cybersecurity and the storage, use or processing of information and consumer laws; IREN’s ability to attract, motivate and retain senior management and qualified employees; increased risks to IREN’s global operations including, but not limited to, political instability, acts of terrorism, theft and vandalism, cyberattacks and other cybersecurity incidents and unexpected regulatory and economic sanctions changes, among other things; climate change, severe weather conditions and natural and man-made disasters that may materially adversely affect IREN’s business, financial condition and results of operations; public health crises, including an outbreak of an infectious disease and any governmental or industry measures taken in response; IREN’s ability to remain competitive in dynamic and rapidly evolving industries; damage to IREN’s brand and reputation; our ability to remediate our existing material weakness and to establish and maintain an effective system of internal controls; expectations relating to environmental, social or governance issues or reporting; the costs of being a public company; the increased regulatory and compliance costs of IREN ceasing to be a foreign private issuer and an emerging growth company, as a result of which we are now required, among other things, to file periodic reports and registration statements on U.S. domestic issuer forms with the SEC, prepare our financial statements in accordance with U.S. GAAP rather than IFRS, and to modify certain of our policies to comply with corporate governance practices required of a U.S. domestic issuer; that we do not currently pay any cash dividends on our ordinary shares, and may not in the foreseeable future and, accordingly, your ability to achieve return on your investment in our ordinary shares will depend on appreciation, if any, in the price of our ordinary shares; and other important factors discussed under the caption “Risk Factors” in IREN’s annual report on Form 20-F filed with the SEC on August 28, 2024 as such factors may be updated from time to time in its other filings with the SEC, accessible on the SEC’s website at www.sec.gov and the Investor Relations section of IREN’s website at https://investors.iren.com.

These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this investor update. Any forward-looking statement that IREN makes in this investor update speaks only as of the date of such statement. Except as required by law, IREN disclaims any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements, whether as a result of new information, future events or otherwise.

Preliminary Financial Information

The financial information presented in this investor update is not subject to the same closing procedures as our unaudited quarterly financial results and our audited annual financial results, and has not been reviewed or audited by our independent registered public accounting firm. The preliminary financial information included in this investor update does not represent a comprehensive statement of our financial results or financial position and should not be viewed as a substitute for unaudited financial statements prepared in accordance with International Financial Reporting Standards. Accordingly, you should not place undue reliance on the preliminary financial information included in this investor update.

Non-GAAP Financial Measures

This investor update includes non-GAAP financial measures, including net electricity costs, net electricity costs per Bitcoin mined, hardware profit, hardware profit margin, illustrative annualized hardware profit and AI Cloud Services annualized run-rate revenue. We provide these measures in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of non-GAAP financial measures. For example, other companies, including companies in our industry, may calculate these measures differently. The Company believes that these measures are important and supplement discussions and analysis of its results of operations and enhances an understanding of its operating performance.

Net electricity costs are calculated as GAAP electricity charges, demand response program revenue and demand response fees. Figures are based on current internal estimates and excludes the cost of RECs. Net electricity costs per Bitcoin mined is calculated as Net electricity costs for Bitcoin mining divided by Bitcoin mined. Hardware Profit is calculated as revenue less net electricity costs (excludes all other site, overhead and REC costs). Hardware Profit Margin is calculated as revenue less net electricity costs divided by revenue (excludes all other site, overhead and REC costs). Illustrative Annualized Hardware Profit is calculated as illustrative annualized mining revenue less assumed net electricity costs (excludes all other site, overhead and REC costs). AI Cloud Services annualized run-rate revenue reflects contracted revenue for utilized GPUs.